SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          FILED BY THE REGISTRANT         [X]

          FILED BY A PARTY OTHER THAN THE REGISTRANT          [ ]

          Check the appropriate box:

                [X]  Preliminary Proxy Statement*
                [ ]  Definitive Proxy Statement
                [ ]  Definitive Additional Materials
                [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 Confidential, for
                [ ]  Use of the Commission Only (as permitted by
                     Rule 14a-6(e)(2))

                          GENERAL AIRCRAFT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                  Payment of Filing Fee (Check the appropriate box)


[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:
     None
--------------------------------------------------------------------------------


[ ]  Fee previously paid with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3)  Filing Party:
--------------------------------------------------------------------------------

(4)  Date Filed:
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*    Definitive  copies of the attached  Proxy  Statement  and form of proxy are intended to be released to security holders on January 13, 1997.









                          GENERAL AIRCRAFT CORPORATION
                              21 Nottingham Street
                           Lowell, Massachusetts 01851



                                                                January __, 1997


Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders (the "Meeting") of General Aircraft Corporation (the "Company") to be held at 10:00 a.m. on Monday, January 27, 1997 at the offices of the Corporation, 21 Nottingham Street, Lowell, Massachusetts 01851.

         At the Meeting, you will be asked to (i) approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's issued and outstanding Common Stock and (ii) consider and act upon any matters incidental to the foregoing and any other matters which may properly come before the Meeting or any adjournment or adjournments thereof.

         Details of the matters to be considered at the Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

         Whether or not you plan to attend the Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you previously have returned your Proxy.

                                                    Sincerely,



                                                    ROBERT E. LOCKWOOD
                                                    Chief Executive Officer


Lowell, Massachusetts
January __, 1997








                          GENERAL AIRCRAFT CORPORATION
                              21 NOTTINGHAM STREET
                           LOWELL, MASSACHUSETTS 01851

                    -----------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                    -----------------------------------------






TO THE STOCKHOLDERS:


         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of GENERAL AIRCRAFT CORPORATION, a Delaware corporation (the "Company"), will be held on Monday, January 27, 1997 at 10:00 a.m. at the offices of the Company, 21 Nottingham Street, Lowell, Massachusetts 01851 for the following purposes:

1. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for- five reverse split of the Company's issued and outstanding Common Stock;

2. To consider and act upon any matters incidental to the foregoing and any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on Friday, January 10, 1997 as the record date for the determination of stockholders entitled to notice of and vote at the meeting and any adjournment or adjournments thereof.

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting on January 27, 1997, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the meeting. A postage-prepaid envelope, addressed to American Stock Transfer & Trust Co., the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, your Proxy, at your request, will be returned to you and you may vote your shares in person.

                                             By Order of the Board of Directors



                                             ROBERT E. LOCKWOOD
                                             Secretary

Lowell, Massachusetts
January __, 1997







                          GENERAL AIRCRAFT CORPORATION
                              21 Nottingham Street
                           Lowell, Massachusetts 01851

                    -----------------------------------------
                                 PROXY STATEMENT
                    -----------------------------------------

                                January __, 1997

         This Proxy Statement and the enclosed Proxy are being mailed on or about January 13, 1997 to all stockholders of record of General Aircraft Corporation, a Delaware Corporation (the "Company"), at the close of business on January 10, 1997, in connection with the Special Meeting of Stockholders to be held on Monday, January 27, 1997, at 10:00 a.m. (the "Meeting") at the offices of the Company, 21 Nottingham Street, Lowell, Massachusetts 01851, and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on January 10, 1997 will be entitled to vote at the Meeting and at any adjournment or adjournments thereof. On that date, 20,000,000 shares of common stock, $.01 par value, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Meeting. There are no other voting securities of the Company.

         The presence of the holders of forty percent (40%) of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, either in person or represented by a properly executed Proxy, is necessary to constitute a quorum for the transaction of business at the Meeting.

         The proposal to be voted upon by the stockholders of the Company requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The Directors and officers of the Company as a group own or may be deemed to control in the aggregate 4,615,000 shares or approximately 23.1% of the shares of Common Stock issued and outstanding. Each of the Directors and officers has indicated that he or she plans to vote all shares of Common Stock owned or controlled by him or her in favor of the proposal contained herein and in the enclosed Proxy.

         Execution of a Proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Meeting will be voted as specified therein. In the absence of a special notice, shares will be voted in favor of the proposal set forth herein.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the Proxies. The Board of Directors knows of no matter to be acted upon at the Meeting that would give rise to appraisal rights for dissenting stockholders.

         Unless otherwise indicated, all references to numbers of shares and per share price do not reflect the reverse stock split proposed herein.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
             TO EFFECTUATE A ONE-FOR-FIVE REVERSE STOCK SPLIT OF THE
                  COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK

GENERAL

         On January __, 1997, the Board of Directors of the Company unanimously adopted a resolution authorizing, subject to stockholder approval, a reverse split of the Company's outstanding Common Stock on the basis of one new share of Common Stock for each five shares of presently outstanding Common Stock (the "Reverse Split"), by means of an amendment (the "Amendment") to the Certificate of Incorporation of the Company. See "Implementation of the Reverse Stock Split." Approval of the proposed Amendment by stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

         If the Reverse Split is approved by the requisite vote of the Company's stockholders, upon filing of the Amendment with the Delaware Secretary of State, the Reverse Split will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically after the Reverse Split, without any action on the part of the stockholders, to represent 1/5 the number of Old Shares of Common Stock (the "New Shares") represented by such certificate, provided, however, that no fractional New Shares will be issued as a result of the Reverse Split. In lieu of the issuance of fractional New Shares, each stockholder whose Old Shares are not evenly divisible by five will receive one additional New Share for the fractional New Share that such stockholder would otherwise be entitled to receive as a result of the Reverse Split. After the Reverse Split becomes effective, stockholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company or its transfer agent. Upon such surrender, certificates representing the New Shares (including, if applicable, any additional New Shares issued in lieu of fractional New Shares) will be issued and forwarded to the stockholders. Until such surrender and subsequent cancellation, each certificate representing Old Shares will continue to be valid and represent New Shares equal to 1/5 the number of Old Shares represented by such certificate plus one additional New Share where such Old Shares are not evenly divisible by five.

         The number of shares of capital stock authorized by the Certificate of Incorporation will not change as a result of the Reverse Split. The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.

         Assuming the Reverse Split is approved by the Company's stockholders at the Meeting, each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from the above-mentioned adjustments in lieu of fractional New Shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

         The Company is presently authorized to issue 20,000,000 shares of Common Stock. At the close of business on January 10, 1997, there were 20,000,000 shares of Common Stock issued and outstanding. Subject to stockholder approval of the Amendment, for accounting purposes, the Board of Directors has authorized an increase in the Company's surplus account in an amount equal to the reduction in the Company's capital account resulting from the reduction in number of shares of Common Stock outstanding without a proportionate increase in par value.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

        Based upon the 20,000,000 shares of Common Stock outstanding on January 10, 1997, the Reverse Split would decrease the outstanding shares of Common Stock by eighty percent (80%), and thereafter 4,000,000 shares of Common Stock would be outstanding (not including New Shares of Common Stock to be issued in lieu of fractional New Shares). The Reverse Split will not affect any stockholder's proportionate equity interest in the Company, subject to the provisions for the elimination of fractional New Shares as described above under "General." In order to maintain the current number of stockholders of the Company, and to avoid the buy-out by the Company of the fractional interests of holders of small lots of Common Stock, holders of fewer than five Old Shares of Common Stock will receive one New Share of Common Stock after the Reverse Split. The proposed Amendment will reflect the commitment of the Company to issue one New Share of Common Stock each to holders of five or fewer Old Shares of Common Stock. There will be no change in the total number of stockholders of the Company and there will be no change in the Company's reporting requirements under the Securities Exchange Act of 1934 after the Reverse Split. The amount of shares of authorized capital stock of the Company will not be reduced or otherwise affected by the Reverse Split. Holders of fewer than 100 shares after the Reverse Split may find that it is difficult to sell such a small number of shares and that brokerage commissions may make such transactions impractical. Also, the Reverse Split will change holders of "round lots" (i.e., multiples of 100 shares) into holders of "odd lots" of fewer than 100 shares. Brokerage commissions for sales of odd lots of shares may be significantly higher than for sales of round lots of shares.

         Neither Delaware law, the Company's Certificate of Incorporation nor its Bylaws affords appraisal rights to stockholders dissenting from the Reverse Split or from the rounding-up to the nearest whole share of any fractional New Share resulting from the Reverse Split in lieu of issuing fractional New Shares.

REASONS FOR THE REVERSE STOCK SPLIT

         The Board of Directors believes the Reverse Split is desirable for several reasons. The Reverse Split would result in approximately 16,000,000 authorized and unissued shares of Common Stock whereas there are currently no authorized and unissued shares of Common Stock. The Board of Directors believes that such resulting increase in the number of authorized and unissued shares of Common Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Common Stock to be issued by the Board of Directors from time to time without the delay and expense of additional special meetings of stockholders. For example, the Board of Directors may deem it appropriate to issue shares of Common Stock in connection with private equity financings, to finance possible future acquisitions, for distribution to the Company's stockholders in the event of a stock dividend, or for distribution pursuant to employee benefit plans.

         There presently is no market for the Company's Common Stock. The Board of Directors believes that the Reverse Split may help the Company develop a market for its Common Stock. It is possible that the reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split would contribute to a higher price per share of the Common Stock than would exist if the Reverse Split were not approved by stockholders and the present number of issued and outstanding shares were not reduced. A higher price per share may encourage interest in the Common Stock by the investing public, enhance the Company's ability to seek investment capital, and possibly promote greater liquidity for the Company's Stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the effective date of the Reverse Split. Additionally, the Company cannot assure that a market for its Common Stock will develop in the future or that any or all of the effects described in this and the preceeding paragraph will occur. Further, the issuance of Common Stock in equity financings or otherwise will dilute the ownership interests and voting power of existing stockholders.

         If the Reverse Split is approved by the stockholders, the Board of Directors anticipates that the Company will attempt to qualify for listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") SmallCap Market System (the "SmallCap Market"). The Board of Directors believes that the Reverse Split is an important step in the Company's effort to meet the initial listing application requirements maintained by NASDAQ for the SmallCap Market since the

Reverse Split (1) should enable the Company to move closer to satisfying the minimum price per share requirement of NASDAQ by possibly contributing to a higher price per share of Common Stock than would exist if the Reverse Split does not occur, and (2) by expectedly enhancing the Company's ability to seek investment capital, should in turn put the Company in a position to apply to have its Common Stock listed on the SmallCap Market. However, no assurances can be given that the Company will satisfy all of the NASDAQ initial listing application requirements for the SmallCap Market, including the minimum price per share requirement, or that if accepted for listing on the SmallCap Market, the trading price per share of the Common Stock will not be low in relation to that of other companies listed on the SmallCap Market.

         On December 11, 1996, the Company issued (1) a Promissory Note in the principal amount of $500,000 to a corporate lender in exchange for 11,940 shares of common stock of that lender issued to the Company and (2) a Promissory Note in the principal amount of $500,000 to a corporate lender in exchange for $500,000 in cash (collectively, the "Notes"). The Notes provide for an annual interest rate of five percent (5%) on unpaid principal. Each of the Notes provides that at the option of the holder thereof, the Note may be converted into shares of the Company's Common Stock at any time before payment of principal has been made by the Company, by dividing the principal amount then outstanding and the amount of accrued and unpaid interest thereon, if any, by the (pre-Reverse Split) conversion price of $.20 per share. If the Reverse Split is approved by the stockholders, it is anticipated that the conversion price will be proportionately increased to $1.00 per share. Upon conversion of the Notes, assuming that no principal will have been paid by the Company and that there will be no unpaid accrued interest, the corporate lenders each will receive 500,000 shares of Common Stock from the Company. In order to provide for a sufficient number of shares of Common Stock available for issuance to the corporate lenders upon conversion of the Notes, if the Reverse Split is approved by the stockholders, the Company intends to reserve 1,000,000 shares of the authorized and unissued Common Stock of the Company for such purpose.

         The Board of Directors is aware that an increase in the number of authorized and unissued shares resulting from the Reverse Split may have a potential anti-takeover effect in that it would enhance the ability of the Company to issue additional shares that could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. However, the Board of Directors is not aware of any present efforts by any persons to accumulate Common Stock or to obtain control of the Company, and the Reverse Split is not intended to be an anti-takeover device. The Amendment is being sought to enhance the ability of the Company to seek investment capital.

IMPLEMENTATION OF THE REVERSE STOCK SPLIT

         The Reverse Split will be effected by filing the Amendment with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the stockholders, the Amendment will thereafter be filed with the Delaware Secretary of State as promptly as practicable and the Reverse Split will become effective on the date of such filing (the "Reverse Split Effective Date"). Without any further action on the part of the Company or the stockholders, after the Reverse Split Effective Date, the certificates representing Old Shares will be deemed to represent New Shares equal to 1/5 the number of Old Shares (except to the extent additional New Shares are issued where the number of Old Shares held by a stockholder is not evenly divisible by five).

         As soon as practicable after the Reverse Split Effective Date, the Company or its transfer agent will send a letter of transmittal to each holder of record of Old Shares of Common Stock outstanding on the Reverse Split Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to American Stock Transfer & Trust Company, the Company's exchange agent (the "Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares of Common Stock into which his Old Shares have been reclassified and changed as a result of the Reverse Split.

         Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until he has surrendered his outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent.

DILUTION

         The Company has suffered recurring losses from operations. The Company may issue additional shares of its Common Stock in order to satisfy all or a portion of its need for cash. If and to the extent that the Company issues additional shares of its Common Stock subsequent to the implementation of the Reverse Split, each stockholder's percentage ownership interest in the Company and proportional voting power will be proportionately reduced.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The federal income tax consequences of the Reverse Split will be as set forth below. The information set forth below is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and is necessarily general. Such information will not be updated to reflect possible changes in federal tax laws, rules and regulations.

         This description of the federal income tax consequences of the Reverse Split is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g. non-resident aliens, broker-dealers or insurance companies). Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances. No person should rely on the information contained in this section as providing tax advice.

         The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. The Company, however, believes that because the Reverse Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following federal income tax effects:

         1. A stockholder will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the New Shares will equal his basis in the Old Shares.

         2. A stockholder's holding period for the New Shares will be the same as the holding period for the Old Shares exchanged therefor.

         3. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Reverse Split.

MISCELLANEOUS

         The Board of Directors may abandon the proposed Reverse Split at any time prior to the Reverse Split Effective Date if for any reason the Board of Directors deems it advisable to abandon the proposal. The Board of Directors may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. The Board of Directors may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State and give effect to the Reverse Split.

RECOMMENDATION AND VOTE

         The Board of Directors is of the opinion that the Reverse Split is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Reverse Split.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth as of January 10, 1997, the number of shares and percentage ownership of (i) the Company's Common Stock held by all persons known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each class of equity securities of the Company beneficially owned by each Director and the Chief Executive Officer of the Company, and (iii) each class of equity securities of the Company beneficially owned by all Directors and executive officers of the Company as a group.


TITLE OF                NAME AND ADDRESS OF                          NUMBER OF SHARES                PERCENTAGE
CLASS                   BENEFICIAL OWNER  (1)                        BENEFICIALLY OWNED (2)           OF CLASS
-----                   ----------------------                       ----------------------           --------

Common Stock            Robert E. Lockwood, Chief                          3,990,000                    20%
                        Executive Officer and Director (3)

Common Stock            Susan M. Winslow, Director (4)                       600,000                     3%

Common Stock            Michael D. Brown, Director (5)                        25,000                     *

Common Stock            All Directors and Executive                        4,615,000                   23.1%
                        Officers as a Group (3)(4)(5)
------------

* Less than 1%

(1)  The  address  for  all  of  these   individuals  is  c/o  General  Aircraft
     Corporation, 21 Nottingham Street, Lowell, Massachusetts 01851.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes 2,388,000 and 1,592,000 shares issued to Mr. Lockwood as a Trustee of Brookline Management Corporation Profit Sharing Trust and Brookline Management Corporation Pension Trust, respectively. Does not include the following shares of which Mr. Lockwood disclaims any beneficial ownership:
     (i) 990,000 shares issued to Mr. Lockwood's wife, Mary H. Lockwood, as Trustee of the Lockwood Family Trust, and (ii) 141,111 shares issued to Mary H.
     Lockwood.

(4) Includes 500,000 shares issued to Mrs. Winslow as Trustee of the Fisher Hill Trust. Does not include 100,000 shares issued to Mrs. Winslow's daughter, Kathryn Mary Winslow, of which Mrs. Winslow disclaims any beneficial ownership.

(5) Includes warrants to purchase 25,000 shares of Common Stock at a price of $.37 per share exercisable between December 20, 1996 and December 20, 1999 held by Mr. Brown (if the Reverse Split is approved by stockholders, the number of shares subject to purchase under these warrants will decrease to 5,000 and the price per share will increase to $1.85).

                                VOTING AT MEETING

         The Board of Directors has fixed Friday, January 10, 1997 as the record date for the determination of stockholders entitled to vote at the Meeting. At the close of business on that date, there were outstanding and entitled to vote 20,000,000 shares of Common Stock.

                             SOLICITATION OF PROXIES

         The solicitation of Proxies is made by the Company, and the cost of solicitation of Proxies will be borne by the Company. In addition to the solicitation of Proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and proxy material to beneficial owners.

                               REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all Proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the Meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                                  MISCELLANEOUS

         The Management does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                             By Order of the Board of Directors


                                             ROBERT E. LOCKWOOD
                                             Secretary

Lowell, Massachusetts
January___, 1997

         THE MANAGEMENT HOPES THAT THE STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                             APPENDIX TO PRELIMINARY
                               PROXY STATEMENT OF
                          GENERAL AIRCRAFT CORPORATION








                          GENERAL AIRCRAFT CORPORATION
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 27, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED hereby appoints Robert E. Lockwood and Susan M. Winslow as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of GENERAL AIRCRAFT
CORPORATION to be held at 10:00 a.m. at the offices of the Company at 21 Nottingham Street, Lowell, Massachusetts 01851, on Monday, January 27, 1997, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Robert E. Lockwood and Susan M. Winslow to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         (1) Proposal to approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's issued and outstanding Common Stock.

                    [ ] FOR          [ ] AGAINST        [ ] ABSTAIN


--------------------------------------------------------------------------------

         (2) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEM SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.







         PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Please sign exactly as name appears below.


                                            Dated:________________________


                                             -----------------------------
                                                       Signature

                                             -----------------------------
                                               Signature if held jointly

                                             -----------------------------
                                                     Printed Name

                                             -----------------------------
                                                        Address

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by authorized person.